Exhibit 4.5

DRAFT

                      SECOND ACCESSION DEED TO AMENDED AND
                        RESTATED FUNDING DEED OF CHARGE

                             DATED [1st April], 2004

                             HOLMES FUNDING LIMITED
                                       and
                          HOLMES FINANCING (NO. 1) PLC
                                       and
                          HOLMES FINANCING (NO. 2) PLC
                                       and
                          HOLMES FINANCING (NO. 3) PLC
                                       and
                          HOLMES FINANCING (NO. 4) PLC
                                       and
                          HOLMES FINANCING (NO. 5) PLC
                                       and
                          HOLMES FINANCING (NO. 6) PLC
                                       and
                          HOLMES FINANCING (NO. 7) PLC
                                       and
                          HOLMES FINANCING (NO. 8) PLC
                                       and
                               ABBEY NATIONAL PLC
                                       and
                      ABBEY NATIONAL TREASURY SERVICES PLC
                                       and
                              SPV MANAGEMENT LIMITED
                                       and
                          CITIBANK, N.A., LONDON BRANCH
                                       and
                         THE ROYAL BANK OF SCOTLAND PLC
                                       and
                       JPMORGAN CHASE BANK, LONDON BRANCH
                                       and
                             HOLMES TRUSTEES LIMITED

                                 ALLEN & OVERY
                                     London

                                    CONTENTS

Clause                                                                      Page

1.  Interpretation............................................................4
2.  Representations and Warranties............................................4
3.  Accession.................................................................5
4.  Scope of the Amended and Restated Funding Deed of Charge..................5
5.  Amendments to the amended and restated funding deed of charge.............5
6.  Notices and Demands.......................................................6
7.  Choice of Law.............................................................6

Signatories...................................................................7

Appendices

1.  Amended and Restated Funding Priority of Payments........................12
2.  Funding Post-Enforcement Priority of Payments............................25

THIS DEED is made on [1st April], 2004

BETWEEN:

(1) HOLMES FUNDING LIMITED (registered in England and Wales No. 3982428) whose registered office is at Abbey National House, 2 Triton Square, Regent's Place, London NW1 3AN (Funding);

(2) HOLMES FINANCING (NO. 1) PLC (registered in England and Wales No. 3946294) whose registered office is at Abbey National House, 2 Triton Square, Regent's Place, London NW1 3AN (the First Issuer);

(3) HOLMES FINANCING (NO. 2) PLC (registered in England and Wales No. 4056122) whose registered office is at Abbey National House, 2 Triton Square, Regent's Place, London NW1 3AN (the Second Issuer);

(4) HOLMES FINANCING (NO. 3) PLC (registered in England and Wales No. 4154576) whose registered office is at Abbey National House, 2 Triton Square, Regent's Place, London NW1 3AN (the Third Issuer);

(5) HOLMES FINANCING (NO. 4) PLC (registered in England and Wales No. 4167953) whose registered office is at Abbey National House, 2 Triton Square, Regent's Place, London NW1 3AN (the Fourth Issuer);

(6) HOLMES FINANCING (NO. 5) PLC (registered in England and Wales No. 4258785) whose registered office is at Abbey National House, 2 Triton Square, Regent's Place, London NW1 3AN (the Fifth Issuer);

(7) HOLMES FINANCING (NO. 6) PLC (registered in England and Wales No. 4359738) whose registered office is at Abbey National House, 2 Triton Square, Regent's Place, London NW1 3AN (the Sixth Issuer);

(8) HOLMES FINANCING (NO. 7) PLC (registered in England and Wales No. 4645659) whose registered office is at Abbey National House, 2 Triton Square, Regent's Place, London NW1 3AN (the Seventh Issuer);

(9) HOLMES TRUSTEES LIMITED (registered in England and Wales No. 3982431) whose registered office is at Abbey National House, 2 Triton Square, Regent's Place, London NW1 3AN (the Mortgages Trustee);

(10) ABBEY NATIONAL PLC, a public limited company incorporated under the laws of England and Wales whose registered office is at Abbey National House, 2 Triton Square, Regent's Place, London NW1 3AN as seller (the Seller);

(11) ABBEY NATIONAL PLC, a public limited company incorporated under the laws of England and Wales whose registered office is at Abbey National House, 2 Triton Square, Regent's Place, London NW1 3AN as cash manager (the Cash Manager, which expression shall include such person and all other persons for the time being acting as the cash manager or cash managers pursuant to the Cash Management Agreement);

(12) ABBEY NATIONAL PLC, acting through its office at 21 Prescot Street, London E1 8AD in its capacity as GIC provider to Funding under the Funding GIC Account Agreement (the

      Funding GIC Provider, which expression shall include such person and all other persons for the time being acting as the GIC provider or GIC providers to Funding pursuant to the Funding GIC Account Agreement);

(13) ABBEY NATIONAL PLC, acting though its office at 21 Prescot Street, London E1 8AD as account bank (the Account Bank, which expression shall include such person and all other persons for the time being acting as the account bank or account banks to Funding pursuant to the Bank Account Agreement);

(14) ABBEY NATIONAL TREASURY SERVICES PLC, acting through its office at Abbey National House, 2 Triton Square, Regent's Place, London NW1 3AN (the Funding Swap Provider, which expression shall include such person and all other persons for the time being acting as the variable rate swap provider or providers and/or the tracker rate swap provider or providers and/or interest rate swap provider or providers pursuant to the Funding Swap Agreements);

(15) SPV MANAGEMENT LIMITED (registered in England and Wales No. 2548079) whose business address is at Tower 42, International Finance Centre, 25 Old Broad Street, London EC2N 1HQ (the Corporate Services Provider, which expression shall include such person and all other persons for the time being acting as the corporate service provider or corporate service providers pursuant to the Corporate Services Agreement);

(16) CITIBANK, N.A., LONDON BRANCH acting through its office at 336 Strand, London WC2R 1HB as the original start-up loan provider pursuant to the First Start-up Loan Agreement made on 26th July, 2000 with Funding and the Security Trustee (the Original First Start-up Loan Provider) and as the original start-up loan provider pursuant to the Start-up Loan Agreement made on 29th November, 2000 with Funding and the Security Trustee (the Original Second Start-up Loan Provider) which expressions shall respectively include such person or all other persons for the time being acting as start-up loan provider pursuant to the First Start-up Loan Agreement or as start-up loan provider pursuant to the Second Start-up Loan Agreement;

(17) ABBEY NATIONAL PLC, a public limited company incorporated under the laws of England and Wales whose registered office is at Abbey National House, 2 Triton Square, Regent's Place, London NW1 3AN as the new start-up loan provider pursuant to the First Start-up Loan Agreement made on 26th July, 2000 with Funding and the Security Trustee and a deed of novation made on 15th January, 2003 (the First Start-up Loan Provider), as the new start-up loan provider pursuant to the Start-up Loan Agreement made on 29th November, 2000 with Funding and the Security Trustee and a deed of novation made on 15th January, 2003 (the Second Start-up Loan Provider), as start-up loan provider pursuant to the Third Start-up Loan Agreement made on 23rd May, 2001 with Funding and the Security Trustee (the Third Start-up Loan Provider), as start-up loan provider pursuant to the Fourth Start-up Loan Agreement made on 5th July, 2001 with Funding and the
      Security Trustee (the Fourth Start-up Loan Provider), as start-up loan provider to Funding pursuant to the Fifth Start-up Loan Agreement made on 8th November, 2001 with Funding and the Security Trustee (the Fifth Start-up Loan Provider), as start-up loan provider to Funding pursuant to the Sixth Start-up Loan Agreement made on 7th November, 2002 with Funding and the Security Trustee (the Sixth Start-up Loan Provider), as start-up loan provider to Funding pursuant to the Seventh Start-up Loan Agreement made on 26th March, 2003 with Funding and the Security Trustee (the Seventh Start-up Loan Provider), and as start-up loan provider to Funding pursuant to the Eighth Start-up Loan Agreement made on the Eighth Issuer Closing Date with Funding and the Security Trustee (the Eighth Start-up Loan Provider), which expression shall respectively include such person or all other persons for the time being acting as start-up loan provider pursuant to the Third Start-up Loan Agreement, as start-up loan provider pursuant to the Fourth Start-up Loan Agreement, as start-up loan provider pursuant to the Fifth
      Start-up Loan Agreement, as start-up loan provider pursuant to the Sixth Start-up Loan Agreement, as start-up loan provider pursuant to the Seventh Start-up Loan Agreement or as start-up loan provider pursuant to the Eighth Start-up Loan Agreement;

(18) THE ROYAL BANK OF SCOTLAND PLC, acting through its office at Waterhouse Square, 138-142 Holborn, London EC1N 2TH as Funding Liquidity Facility provider (the Funding Liquidity Facility Provider, which expression shall include such person and all other persons for the time being acting as the funding liquidity facility provider pursuant to the Funding Liquidity Facility Agreement);

(19) JPMORGAN CHASE BANK, LONDON BRANCH whose principal office is at Trinity Tower, 9 Thomas More Street, London E1W 1YT (the Security Trustee which expression includes such person and all other persons for the time being acting as the Security Trustee or trustees pursuant to the Funding Deed of Charge); and

(20) HOLMES FINANCING (NO. 8) PLC (registered in England and Wales No. 4992222) whose registered office is at Abbey National House, 2 Triton Square, Regent's Place, London NW1 3AN (the Eighth Issuer).

NOW THIS DEED WITNESSES AS FOLLOWS

WHEREAS:

(A) Pursuant to the terms of an intercompany loan agreement (the Eighth Issuer Intercompany Loan Agreement) dated [1st April], 2004 made between Funding and the Eighth Issuer, Funding has agreed to secure its liabilities to the Eighth Issuer thereunder pursuant to the Funding Deed of Charge.

(B) Pursuant to the terms of a start up loan agreement dated [1st April], 2004 made between Funding and the Eighth Start-up Loan Provider (the Eighth Start-up Loan Agreement), the Eighth Start-up Loan Provider has agreed to make a subordinated loan to Funding and Funding has agreed to secure its liabilities to the Eighth Start-up Loan Provider thereunder pursuant to the Funding Deed of Charge.

(C) Funding has agreed to provide the Security Trustee with the benefit of the security described in the Funding Deed of Charge to secure Funding's obligations to the Funding Secured Creditors.

(D) The terms of the Funding Deed of Charge permit Funding to secure its obligations to a new Funding Secured Creditor thereunder.

(E) The Eighth Issuer and the Eighth Start-up Loan Provider have agreed to enter into this Deed to accede to the provisions of the Funding Deed of Charge.

(F) Pursuant to a deed of novation dated 15th January, 2003 made between the Original First Start-up Loan Provider, the First Start-up Loan Provider, Funding and the Security Trustee, the Original First Start-up Loan Provider has novated the First Start-up Loan to the First Start-up Loan Provider. Pursuant to a deed of novation dated 15th January, 2003 made between the Original Second Start-up Loan Provider, the Second Start-up Loan Provider, Funding and the Security Trustee, the Original Second Start-up Loan Provider has novated the Second Start-up

      Loan to the Second Start-up Loan Provider. Accordingly, the Original First Start-up Loan Provider and the Original Second Start-up Loan Provider have agreed to cease to be parties to the Funding Deed of Charge.

(G) The Funding Secured Creditors have agreed to enter into this Deed to agree consequential changes to the Funding Priority of Payments set out in Part 1, Part 2 and Part 3 of Schedule 3 of the Funding Deed of Charge and various other changes to the Funding Deed of Charge as are required and any other amendment as may be required to give effect to this Accession Undertaking.

1.    INTERPRETATION

      The Amended and Restated Master Definitions and Construction Schedule signed for the purposes of identification by Allen & Overy and Slaughter and May on [1st April], 2004 (as the same may be amended, varied or supplemented from time to time with the consent of the parties hereto) is expressly and specifically incorporated into this Agreement and, accordingly, the expressions defined in the Amended and Restated Master Definitions and Construction Schedule (as so amended, varied or supplemented) shall, except where the context otherwise requires and save where otherwise defined herein, have the same meanings in this Agreement, including the Recitals hereto and this Agreement shall be construed in accordance with the interpretation provisions set out in Clause 2 of the Amended and Restated Master Definitions and Construction Schedule.

2.    REPRESENTATIONS AND WARRANTIES

2.1 The Eighth Issuer hereby represents and warrants to the Security Trustee and each of the Funding Secured Creditors in respect of itself that as of the date of this Deed:

      (a)   pursuant  to  the  terms  of the  Eighth  Issuer  Intercompany  Loan
            Agreement, Funding has agreed to pay to the Eighth Issuer the amounts set out in the Eighth Issuer Intercompany Loan Agreement; and

      (b) the Eighth Issuer Intercompany Loan Agreement expressly provides that all amounts due from Funding thereunder are to be secured by the Funding Deed of Charge.

2.2 The Eighth Start-up Loan Provider hereby represents and warrants to the Security Trustee and each of the Funding Secured Creditors in respect of itself that as of the date of this Deed:

      (a) pursuant to the terms of the Eighth Start-up Loan Agreement, Funding has agreed to pay to the Eighth Start-up Loan Provider the amounts set out in the Eighth Start-up Loan Agreement; and

      (b) the Eighth Start-up Loan Agreement expressly provides that all obligations due from Funding thereunder are to be secured by the Funding Deed of Charge.

2.3 Funding hereby represents and warrants to the Security Trustee and each of the Funding Secured Creditors that as at the date of this Deed, the conditions to incurring further secured Financial Indebtedness set out in Clause 2.2 (New Intercompany Loan Agreements) of the Intercompany Loan Terms and Conditions are satisfied.

3.    ACCESSION

      In consideration of the Eighth Issuer and the Eighth Start-up Loan Provider being accepted as Funding Secured Creditors for the purposes of the Funding Deed of Charge by the parties thereto as from [1st April], 2004 each of the Eighth Issuer and the Seventh Start-up Loan Provider:

      (a) confirms that as from [1st April], 2004, it intends to be a party to the Funding Deed of Charge as a Funding Secured Creditor;

      (b) undertakes to comply with and be bound by all of the provisions of the Amended and Restated Master Definitions and Construction Schedule (as the same may be amended, varied or restated from time to time) and the Funding Deed of Charge in its capacity as a Funding Secured Creditor, as if it had been an original party thereto;

      (c) undertakes to perform comply with and be bound by all of the provisions of the Funding Deed of Charge in its capacity as a Funding Secured Creditor, as if it had been an original party thereto as provided in Clause 30.8 (Funding Secured Creditors)
            (including without limitation Clauses 8.4 (Priority of Payments - After Service of an Intercompany Loan Enforcement Notice), 8.5 (Application of Monies Received After Intercompany Loan Enforcement Notice) and 9.2 (No Enforcement by Funding Secured Creditors)); and

      (d) agrees that the Security Trustee shall be the Security Trustee of the Funding Deed of Charge for all Funding Secured Creditors upon and subject to the terms set out in the Funding Deed of Charge.

4.    SCOPE OF THE AMENDED AND RESTATED FUNDING DEED OF CHARGE

      Funding, the Eighth Issuer, the Eighth Start-up Loan Provider and the Security Trustee hereby agree that for relevant purposes under the Funding Deed of Charge and the Amended and Restated Master Definitions and Construction Schedule:

      (a) the Eighth Issuer Intercompany Loan Agreement and the Eighth Start-up Loan Agreement shall be treated as Funding Agreements; and

      (b) the Eighth Issuer and the Eighth Start-up Loan Provider shall be treated as Funding Secured Creditors.

5.    AMENDMENTS TO THE AMENDED AND RESTATED FUNDING DEED OF CHARGE

5.1 The Funding Secured Creditors acknowledge that the Amended and Restated Funding Deed of Charge has previously been amended by the First Deed of Accession to the Amended and Restated Funding Deed of Charge.

5.2 The Funding Secured Creditors agree to amend and restate the Funding Priority of Payments set out in Part 1, Part 2 and Part 3 of Schedule 3 of the Funding Deed of Charge in accordance with Appendix 1 hereto.

6.    NOTICES AND DEMANDS

      Any notice or communication under or in connection with this Deed, the Funding Deed of Charge or the Amended and Restated Master Definitions and Construction Schedule shall be given in the manner and at the times set out in Clause 29 (Notices and Demands) of the Funding Deed of Charge to the addresses given in this Clause or at such other address as the recipient may have notified to the other parties hereto and/or thereto in writing.

      The address referred to in this Clause 6 for the Eighth Issuer is:

      c/o Abbey National House
      2 Triton Square
      Regent's Place
      London NW1 3AN
      Facsimile number (44) 20 7756 5627
      For the attention of the Company Secretary,

      with a copy to:

      Abbey National plc
      c/o Abbey National House (AAM 319)
      201 Grafton Gate East
      Milton Keynes MK9 1AN
      Facsimile number (44) 1908 343 019
      For the attention of the Securitisation Team, Customer Risk and Decisioning,

      The address referred to in this Clause 6 for the Eighth Start-up Loan Provider is:

      Abbey National plc
      Abbey National House
      2 Triton Square
      Regent's Place
      London
      NW1 3AN
      Facsimile number (44) 20 7756 5627
      For the attention of the Company Secretary

      or such other address and/or numbers as the New Issuer may notify to the parties to the Funding Deed of Charge in accordance with the provisions thereof.

7.    CHOICE OF LAW

This Deed is governed by and shall be construed in accordance with English law.

DULY EXECUTED AND DELIVERED AS A DEED by each of the parties hereto or on its behalf on the date appearing on page 1.

                                 SIGNATORIES(1)

Eighth Issuer

EXECUTED AS A DEED by                       )
HOLMES FINANCING (No. 8) PLC                )
acting by two                               )
directors/a director and the secretary      )

Director

Director/Secretary

Funding

EXECUTED as a DEED by                       )
HOLMES FUNDING                              )
LIMITED acting by two                       )
directors/a director and the secretary      )

Director
Director/Secretary

First Issuer

EXECUTED as a DEED by                       )
HOLMES FINANCING (NO. 1)                    )
PLC acting by two                           )
directors/a director and the secretary      )

Director
Director/Secretary

Second Issuer

EXECUTED as a DEED by                       )
HOLMES FINANCING (NO. 2)                    )
PLC acting by two                           )
directors/a director and the secretary      )

Director

Director/Secretary

----------
(1) All parties to confirm mode of signature (e.g. power of attorney) and number of signatories.

Third Issuer

EXECUTED as a DEED by                       )
HOLMES FINANCING (NO. 3)                    )
PLC acting by two                           )
directors/a director and the secretary      )

Director

Director/Secretary

Fourth Issuer

EXECUTED as a DEED by                       )
HOLMES FINANCING (NO. 4)                    )
PLC acting by two                           )
directors/a director and the secretary      )

Director

Director/Secretary

Fifth Issuer

EXECUTED as a DEED by                       )
HOLMES FINANCING (NO. 5)                    )
PLC acting by two                           )
directors/a director and the secretary      )

Director

Director/Secretary

Sixth Issuer

EXECUTED as a DEED by                       )
HOLMES FINANCING (NO. 6)                    )
PLC acting by two                           )
directors/a director and the secretary      )

Director

Director/Secretary

Seventh Issuer

EXECUTED as a DEED by                       )
HOLMES FINANCING (NO. 7) PLC                )
acting by two                               )
directors/a director and the secretary      )

Director

Director/Secretary

Mortgages Trustee

EXECUTED as a DEED by                       )
HOLMES TRUSTEES LIMITED                     )
acting by its attorney                      )
in the presence of:                         )

Witness:

Name:

Address:

Funding Swap Provider

EXECUTED as a DEED by                       )
ABBEY NATIONAL TREASURY                     )
SERVICES PLC                                )
acting by                                   )

Authorised Signatory

Authorised Signatory

Corporate Services Provider

EXECUTED as a DEED by                       )
SPV MANAGEMENT LIMITED                      )
acting by two Directors/a director          )
and the secretary                           )

Director

Director/Secretary

Original First Start-up Loan Provider
Original Second Start-up Loan Provider

EXECUTED as a DEED by                       )
CITIBANK, N.A., LONDON BRANCH               )
acting by its attorney                      )
in the presence of:                         )

Witness:

Name:

Address:

Seller
Cash Manager
Funding GIC Provider
Account Bank
First Start-up Loan Provider
Second Start-up Loan Provider
Third Start-up Loan Provider
Fourth Start-up Loan Provider
Fifth Start-up Loan Provider
Sixth Start-up Loan Provider
Seventh Start-up Loan Provider
Eighth Start-up Loan Provider

THE COMMON SEAL of                          )
ABBEY NATIONAL PLC                          )
was affixed in the presence of:             )

Director

Secretary/Deputy Secretary/Assistant Group Secretary

Funding Liquidity Facility Provider

EXECUTED as a DEED by                       )
THE ROYAL BANK OF                           )
SCOTLAND PLC                                )
acting by its attorney in                   )
the presence of:                            )

Witness:
Name:

Address:

Security Trustee

EXECUTED as a DEED by                       )
JPMORGAN CHASE                              )
BANK, LONDON BRANCH                         )

acting by its attorney                      )
in the presence of                          )

Witness:

Name:

Address:

                                   APPENDIX 1

                AMENDED AND RESTATED FUNDING PRIORITY OF PAYMENTS

                                     PART 1

              FUNDING PRE-ENFORCEMENT REVENUE PRIORITY OF PAYMENTS

On each Intercompany Loan Determination Date, Funding or the Cash Manager in its place will determine the Funding Available Revenue Receipts available to pay the amount set out below on the immediately succeeding Interest Payment Date.

Funding Available Revenue Receipts will be applied on each Interest Payment Date (or, in the case of amounts due by Funding or the First Issuer, the Second Issuer, the Third Issuer, the Fourth Issuer, the Fifth Issuer, the Sixth Issuer, the Seventh Issuer or the Eighth Issuer as the case may be, to third parties or to the First Issuer Account Bank, the Second Issuer Account Bank, the Third Issuer Account Bank, the Fourth Issuer Account Bank, the Fifth Issuer Account Bank, the Sixth Issuer Account Bank, the Seventh Issuer Account Bank or the Eighth Issuer Account Bank pursuant to item (a) below or to the Account Bank pursuant to item (c) below, on the date when due) until enforcement of the Funding Security or until such time as there are no amounts outstanding under any Intercompany Loan Agreements, in making such payments and provisions in the following order of priority (the Funding Pre-Enforcement Revenue Priority of Payments) (in each case only if and to the extent that payments or provisions of a higher priority have been made in full):

(a) firstly, in or towards satisfaction pro rata and pari passu according to the respective amounts thereof of:

      (i) any remuneration then due and payable to the Security Trustee and any other amounts then due or to become due to the Security Trustee in the immediately succeeding Interest Period under the provisions of this Funding Deed of Charge together with interest and any amounts in respect of VAT thereon as provided herein;

      (ii)  any amounts due to:

            (A) the First Issuer under the First Issuer Intercompany Loan Agreement in respect of the First Issuer's obligations specified in items (a) to (d) inclusive of the First Issuer Pre-Enforcement Revenue Priority of Payments or, as the case may be, items (a) to (c) inclusive of the First Issuer Post-Enforcement Priority of Payments;

            (B) the Second Issuer under the Second Issuer Intercompany Loan Agreement in respect of the Second Issuer's obligations specified in items (a) to (d) inclusive of the Second Issuer Pre-Enforcement Revenue Priority of Payments or, as the case may be, items (a) to (c) inclusive of the Second Issuer Post-Enforcement Priority of Payments;

            (C) the Third Issuer under the Third Issuer Intercompany Loan Agreement in respect of the Third Issuer's obligations specified in items (a) to (d) inclusive of the Third Issuer Pre-Enforcement Revenue Priority of Payments or, as the case may be, items (a) to (c) inclusive of the Third Issuer Post-Enforcement Priority of Payments;


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

            (D) the Fourth Issuer under the Fourth Issuer Intercompany Loan Agreement in respect of the Fourth Issuer's obligations specified in items (a) to (d) inclusive of the Fourth Issuer Pre-Enforcement Revenue Priority of Payments or, as the case may be, items (a) to (c) inclusive of the Fourth Issuer Post-Enforcement Priority of Payments;

            (E) the Fifth Issuer under the Fifth Issuer Intercompany Loan Agreement in respect of the Fifth Issuer's obligations specified in items (a) to (d) inclusive of the Fifth Issuer Pre-Enforcement Revenue Priority of Payments or, as the case may be, items (a) to (c) inclusive of the Fifth Issuer Post-Enforcement Priority of Payments;

            (F) the Sixth Issuer under the Sixth Issuer Intercompany Loan Agreement in respect of the Sixth Issuer's obligations specified in items (a) to (d) inclusive of the Sixth Issuer Pre-Enforcement Revenue Priority of Payments or, as the case may be, items (a) to (c) inclusive of the Sixth Issuer Post-Enforcement Priority of Payments;

            (G) the Seventh Issuer under the Seventh Issuer Intercompany Loan Agreement in respect of the Seventh Issuer's obligations specified in items (a) to (c) inclusive of the Seventh Issuer Pre-Enforcement Revenue Priority of Payments or, as the case may be, items (a) and (b) of the Seventh Issuer Post-Enforcement Priority of Payments; and

            (H) the Eighth Issuer under the Eighth Issuer Intercompany Loan Agreement in respect of the Eighth Issuer's obligations specified in items (a) to (c) inclusive of the Eighth Issuer Pre-Enforcement Revenue Priority of Payments or, as the case may be, items (a) and (b) of the Eighth Issuer Post-Enforcement Priority of Payments.

      (iii) any amounts due and payable by Funding to third parties (other than those referred to below) and incurred without breach by Funding of the Transaction Documents to which it is a party (and for which payment has not been provided for elsewhere) and to provide for any such amounts expected to become due and payable by Funding in the immediately succeeding Interest Period and to pay or discharge any liability of Funding for corporation tax on any chargeable income, profit or gain of Funding;

(b) secondly, in or towards satisfaction of any remuneration then due and payable to the Cash Manager and any costs, charges, liabilities and expenses then due or to become due and payable to the Cash Manager in the immediately succeeding Interest Period under the provisions of the Cash Management Agreement, together with amounts in respect of VAT thereon as provided therein;

(c) thirdly, in or towards satisfaction pro rata and pari passu, according to the respective amounts thereof, of amounts (if any) due to the Account Bank (including costs) pursuant to the terms of the Bank Account Agreement and to the Corporate Services Provider pursuant to the terms of the Corporate Services Agreement;

(d) fourthly, in or towards satisfaction, pro rata and pari passu, according to the respective amounts thereof, of amounts due and payable (if any) by Funding to (i) the Funding Swap Provider pursuant to the Funding Swap Agreement except for any termination payments due and payable by Funding under the Funding Swap Agreement following a Funding Swap Provider Default and (ii) the Funding Liquidity Facility Provider under the Funding Liquidity

      Facility Agreement except for principal repayments and any Funding Liquidity Subordinated Amounts;

(e) fifthly, to pay pro rata and pari passu according to the respective amounts outstanding of each Term AAA Advance, interest then due and payable on each of the First Issuer Term AAA Advances, the Second Issuer Term AAA Advances, the Third Issuer Term AAA Advances, the Fourth Issuer Term AAA Advances, the Fifth Issuer Term AAA Advances, the Sixth Issuer Term AAA Advances, the Seventh Issuer Term AAA Advances and the Eighth Issuer Term AAA Advances;

(f) sixthly, to make provision for a credit to the AAA Principal Deficiency Sub Ledger in an amount sufficient to eliminate any debit thereon;

(g) seventhly, to pay pro rata and pari passu according to the respective amounts outstanding of each Term AA Advance, interest then due and payable on each of the First Issuer Term AA Advances, the Second Issuer Term AA
      Advances,  the Third  Issuer Term AA Advances,  the Fourth  Issuer Term AA
      Advances, the Fifth Issuer Term AA Advances, the Sixth Issuer Term AA Advances, the Seventh Issuer Term AA Advances and the Eighth Issuer Term AA Advances;

(h) eighthly, to make provision for a credit to the AA Principal Deficiency Sub Ledger in an amount sufficient to eliminate any debit thereon;

(i) ninthly, to pay pro rata and pari passu according to the respective amounts outstanding of each Term A Advance, interest then due and payable on each of the Seventh Issuer Term A Advances;

(j) tenthly, to make provision for a credit to the A Principal Deficiency Sub Ledger in an amount sufficient to eliminate any debt thereon;

(k) eleventhly, to pay pro rata and pari passu according to the respective amounts outstanding of each Term BBB Advance, interest then due and payable on the First Issuer Term BBB Advances, the Second Issuer Term BBB Advances, the Third Issuer Term BBB Advances, the Fourth Issuer Term BBB Advances, the Fifth Issuer Term BBB Advances the Sixth Issuer Term BBB Advances and the Eighth Issuer Term BBB Advances;

(l) twelfthly, to make provision for a credit to the BBB Principal Deficiency Sub Ledger in an amount sufficient to eliminate any debit thereon;

(m) thirteenthly, to pay the interest then due and payable on the Fourth Issuer Term BB Advance;

(n) fourteenthly, to pay pro rata and pari passu according to the respective amounts thereof:

      (i) any amounts due to the First Issuer in respect of the First Issuer's obligation (if any) to make a termination payment due to any First Issuer Swap Provider (but excluding any termination payment due to a First Issuer Swap Provider as a result of a First Issuer Swap Provider Default);

      (ii) any amounts due to the Second Issuer in respect of the Second Issuer's obligation (if any) to make a termination payment due to any Second Issuer Swap Provider (but excluding any termination payment due to a Second Issuer Swap Provider as a result of a Second Issuer Swap Provider Default);

      (iii) any amounts due to the Third Issuer in respect of the Third Issuer's obligation (if any) to make a termination payment due to any Third Issuer Swap Provider (but excluding any termination payment due to a Third Issuer Swap Provider as a result of a Third Issuer Swap Provider Default);

      (iv) any amounts due to the Fourth Issuer in respect of the Fourth Issuer's obligation (if any) to make a termination payment due to any Fourth Issuer Swap Provider (but excluding any termination payment due to a Fourth Issuer Swap Provider as a result of a Fourth Issuer Swap Provider Default);

      (v) any amounts due to the Fifth Issuer in respect of the Fifth Issuer's obligation (if any) to make a termination payment due to any Fifth Issuer Swap Provider (but excluding any termination payment due to a Fifth Issuer Swap Provider as a result of a Fifth Issuer Swap Provider Default);

      (vi) any amounts due to the Sixth Issuer in respect of the Sixth Issuer's obligation (if any) to make a termination payment due to any Sixth Issuer Swap Provider (but excluding any termination payment due to a Sixth Issuer Swap Provider as a result of a Sixth Issuer Swap Provider Default); and

      (vii) any amounts due to the Seventh Issuer in respect of the Seventh Issuer's obligation (if any) to make a termination payment due to any Seventh Issuer Swap Provider (but excluding any termination payment due to a Seventh Issuer Swap Provider as a result of a Seventh Issuer Swap Provider Default); and

     (viii) any amounts due to the Eighth Issuer in respect of the Eighth Issuer's obligation (if any) to make a termination payment due to any Eighth Issuer Swap Provider (but excluding any termination payment due to a Eighth Issuer Swap Provider as a result of a Eighth Issuer Swap Provider Default);

(o) fifteenthly, to credit the First Reserve Ledger in an amount up to the First Reserve Required Amount (except that amounts standing to the credit of the Second Reserve Ledger shall not be available for this purpose);

(p) sixteenthly, if an Arrears Trigger Event has occurred, to credit all remaining amounts to the First Reserve Ledger in an amount up to the First Reserve Fund Additional Required Amount (except that amounts standing to the credit of the Second Reserve Ledger shall not be available for this purpose);

(q) seventeenthly, on each Interest Payment Date following a Funding Liquidity Reserve Fund Relevant Event, to credit the Funding Liquidity Reserve Ledger in an amount up to the Funding Liquidity Reserve Fund Required Amount;

(r) eighteenthly, to pay pro rata and pari passu according to the respective amounts due:

      (i) amounts due to the First Issuer in respect of the First Issuer's obligations specified in items (h), (i), (j), (k) and (l) of the First Issuer Pre-Enforcement Revenue Priority of Payments or, as the case may be, items (g), (h), (i) and (j) of the First Issuer Post-Enforcement Priority of Payments;

      (ii) amounts due to the Second Issuer in respect of the Second Issuer's obligations specified in items (h), (i), (j) and (k) of the Second Issuer Pre-Enforcement Revenue

            Priority of Payments or, as the case may be, items (g), (h), (i) and
            (j) of the Second Issuer Post-Enforcement Priority of Payments;

      (iii) amounts due to the Third Issuer in respect of the Third Issuer's obligations specified in items (h), (i), (j) and (k) of the Third Issuer Pre-Enforcement Revenue Priority of Payments or, as the case may be, items (g), (h), (i) and (j) of the Third Issuer Post-Enforcement Priority of Payments;

      (iv) amounts due to the Fourth Issuer in respect of the Fourth Issuer's obligations specified in items (i), (j), (k), (l) and (m) of the Fourth Issuer Pre-Enforcement Revenue Priority of Payments or, as the case may be, items (h), (i), (j), (k) and (l) of the Fourth Issuer Post-Enforcement Priority of Payments;

      (v) amounts due to the Fifth Issuer in respect of the Fifth Issuer's obligations specified in items (h), (i), (j) and (k) of the Fifth Issuer Pre-Enforcement Revenue Priority of Payments or, as the case may be, items (g), (h), (i) and (j) of the Fifth Issuer Post-Enforcement Priority of Payments;

      (vi) amounts due to the Sixth Issuer in respect of the Sixth Issuer's obligations specified in items (h), (i), (j) and (k) of the Sixth Issuer Pre-Enforcement Revenue Priority of Payments or, as the case may be, items (g), (h), (i) and (j) of the Sixth Issuer Post-Enforcement Priority of Payments;

      (vii) amounts due to the Seventh Issuer in respect of the Seventh Issuer's obligations specified in items (g), (h) and (i) of the Seventh Issuer Pre-Enforcement Revenue Priority of Payments or, as the case may be, items (f), (g) and (h) of the Seventh Issuer Post-Enforcement Priority of Payments;

     (viii) amounts due to the Eighth Issuer in respect of the Eighth Issuer's obligations specified in items (g), (h) and (i) of the Eighth Issuer Pre-Enforcement Revenue Priority of Payments or, as the case may be, items (f), (g) and (h) of the Eighth Issuer Post-Enforcement Priority of Payments;

      (ix) any other amounts due to the First Issuer under the First Issuer Intercompany Loan Agreement;

      (x) any other amounts due to the Second Issuer under the Second Issuer Intercompany Loan Agreement;

      (xi) any other amounts due to the Third Issuer under the Third Issuer Intercompany Loan Agreement;

      (xii) any other amounts due to the Fourth Issuer under the Fourth Issuer Intercompany Loan Agreement;

     (xiii) any other amounts due to the Fifth Issuer under the Fifth Issuer Intercompany Loan Agreement;

      (xiv) any other amounts due to the Sixth Issuer under the Sixth Issuer Intercompany Loan Agreement;

      (xv) any other amounts due to the Seventh Issuer under the Seventh Issuer Intercompany Loan Agreement;

      (xvi) any other amounts due to the Eighth Issuer under the Eighth Issuer Intercompany Loan Agreement;

     (xvii) after the occurrence of a Funding Swap Provider Default, amounts due to the Funding Swap Provider in respect of any termination payments due and payable by Funding under the Funding Swap Agreement; and

    (xviii) to  the  Funding  Liquidity  Facility  Provider  to  pay any Funding
            Liquidity Subordinated Amounts under the Funding Liquidity Facility Agreement;

(s) nineteenthly, to credit the Second Reserve Ledger in an amount up to the Second Reserve Fund Required Amount;

(t) twentiethly, subject to satisfying the conditions to prepayment of principal on the Fourth Issuer Term BB Advance as set out in Clause 5.7 of the Fourth Issuer Intercompany Loan Agreement, to repay the Fourth Issuer Term BB Advance;

(u) twenty-firstly, to credit the Funding Reserve Ledger in an amount up to the Funding Reserve Fund Required Amount;

(v) twenty-secondly, to pay pro rata and pari passu according to the respective amounts outstanding thereof, any amounts due to the First Start-up Loan Provider, the Second Start-up Loan Provider, the Third
      Start-Up Loan Provider, the Fourth Start-up Loan Provider, the Fifth Start-up Loan Provider, the Sixth Start-up Loan Provider, the Seventh Start-up Loan Provider and the Eighth Start-up Loan Provider under the Start-up Loan Agreements;

(w) twenty-thirdly, an amount equal to 0.01 per cent. of the Funding available revenue receipts which shall be retained by Funding or distributed by it by way of dividends to its shareholders;

(x) twenty-fourthly, towards payment of any additional consideration due to the seller pursuant to the terms of the mortgage sale agreement (such additional consideration together with the Postponed Deferred Consideration, known as "deferred consideration") other than any Postponed Deferred Consideration; and

(y)   twenty-fifthly, to pay any Postponed Deferred Consideration.

                                     PART 2

   RULES FOR APPLICATION OF FUNDING AVAILABLE PRINCIPAL RECEIPTS AND FUNDING
                               PRINCIPAL RECEIPTS

On each Intercompany Loan Determination Date, Funding or the Cash Manager in its place will determine the Funding Available Principal Receipts available to repay the Term Advances on the immediately succeeding Interest Payment Date.

1. General principles for application of Funding Available Principal Receipts prior to the occurrence of a Trigger Event or enforcement of the Funding Security

1.1 On each Interest Payment Date prior to the occurrence of a Trigger Event or enforcement of the Funding Security, Funding or the Cash Manager on its behalf will apply Funding Available Principal Receipts:

      (a) first, on each Interest Payment Date to repay the Funding Liquidity Facility Provider amounts drawn under the Funding Liquidity Facility on the previous Interest Payment Date in order to repay principal due on the First Issuer Term AAA Advances, the Third Issuer Series 2 Term AAA Advance, the Fourth Issuer Series 1 Term AAA Advance, the Fourth Issuer Series 2 Term AAA Advance, the Fourth Issuer Series 4 Term AAA Advance, the Fifth Issuer Series 2 Term AAA Advances, the Fifth Issuer Series 3A1 Term AAA Advance, the Sixth Issuer Series 2 Term AAA Advance, the Sixth Issuer Series 3 Term AAA Advance, the Sixth Issuer Series 4 Term AAA Advances, the Seventh Issuer Series 1 Term AAA Advance, the Seventh Issuer Series 2 Term AAA Advance, the Seventh Issuer Series 3 Term AAA Advance, the Eighth Issuer Series 1 Term AAA Advance, the Eighth Issuer Series 2 Term AAA Advance and the Eighth Issuer Series 3 Term AAA Advance;

      (b) second, on each Interest Payment Date to replenish the First Reserve Fund to the extent that monies have been drawn from the First Reserve Fund on a previous Interest Payment Date and have not been repaid, where such drawing was made for the purpose of repaying principal amounts then due and payable on any of the First Issuer Term AAA Advances, the Third Issuer Series 2 Term AAA Advance, the Fourth Issuer Series 1 Term AAA Advance, the Fourth Issuer Series 2 Term AAA Advance, the Fourth Issuer Series 4 Term AAA Advance, the Fifth Issuer Series 2 Term AAA Advances, the Fifth Issuer Series 3A1 Term AAA Advance, the Sixth Issuer Series 2 Term AAA Advance, the Sixth Issuer Series 3 Term AAA Advance, the Sixth Issuer Series 4 Term AAA Advances, the Seventh Issuer Series 1 Term AAA Advance, the Seventh Issuer Series 2 Term AAA Advance, the Seventh Issuer Series 3 Term AAA Advance, the Eighth Issuer Series 1 Term AAA Advance, the Eighth Issuer Series 2 Term AAA Advance and the Eighth Issuer Series 3 Term AAA Advance;

      (c) third, on each Interest Payment Date to replenish the Funding Liquidity Reserve Fund up to the amount of the Funding Liquidity Reserve Fund Required Amount;

      (d) fourth, to apply all remaining amounts (subject to sub-clause 1.2 below) to repay any Term AAA Advances which are Bullet Term Advances and/or Scheduled Amortisation Term Advances that are then due and payable;

      (e)   fifth, to pay into the Cash Accumulation Ledger an amount equal to:

                                      A - B

            where:

            A  =  the amount  standing  to the  credit of the Cash  Accumulation
                  Ledger immediately prior to such Interest Payment Date, and

            B  =  the  amounts  applied to repay the Bullet  Term  Advances  and
                  Scheduled Amortisation Term Advances repaid under item (d) above; and

      (f) sixth, (subject to the terms of this Deed and each Intercompany Loan Agreement) on each Interest Payment Date to repay the Term Advances (to the extent that amounts are then due and payable on the Term Advances taking into account their relevant Scheduled Repayment Dates and permitted repayment dates) in accordance with the terms and provisions of each Intercompany Loan Agreement and the relative Term Advance Rating of the Term Advances so that Funding Available Principal Receipts will be applied (pro rata and pari passu between Term Advances with the same Term Advance Rating) to meet the principal repayments due and payable (or due and payable subject to the availability of Funding Available Principal Receipts) first on the Term Advances with the highest Term Advance Rating, and thereafter on the Term Advances with the next highest Term Advance Rating, and so on, down to the Term Advances with the lowest Term Advance Rating.

1.2 If on any Interest Payment Date, prior to the occurrence of a Trigger Event or enforcement of the Funding Security, amounts are due and payable under more than one Term AAA Advance, Funding shall apply Funding Available Principal Receipts to repay such Term AAA Advances in order according to their respective Final Maturity Dates, so that the Term AAA Advance with the earliest Final Repayment Date is paid first, and so on.

      If any Term AAA Advances have the same Final Maturity Date, then Funding shall apply Funding Available Principal Receipts to repay those Term AAA Advances pro rata and pari passu according to the respective amounts due.

1.3 If on an Interest Payment Date prior to the occurrence of a Trigger Event or enforcement of the Funding Security (the "Relevant Interest Payment Date"):

      (a) a Principal Loss has been recorded on the Principal Deficiency Ledger in respect of any of the Term BBB Advances and/or the Term A Advances and/or the Term AA Advances under any Intercompany Loan Agreement and such Principal Loss has not been cured on the Relevant Interest Payment Date; or

      (b) monies standing to the credit of the First Reserve Fund have been used, on or prior to the Relevant Interest Payment Date, to cure a Principal Deficiency in respect of any of the Term BBB Advances and/or the Term A Advances and/or the Term AA Advances under any Intercompany Loan Agreement, and the First Reserve Fund has not been replenished by a corresponding amount on the Relevant Interest Payment Date, then the Term BBB Advances and (if there has been an amount debited to the A Principal Deficiency Sub Ledger as described in (a) above, or if the monies standing to the credit of the First Reserve Fund have been used to cure a Principal Deficiency in respect of any Term A Advance as described in (b) above) the Term A Advances and (if there has been an amount debited to the AA Principal Deficiency Sub Ledger as described in (a) above, or if monies standing to the credit of the First Reserve Fund have been used to cure a Principal Deficiency in respect of any Term AA Advance as described in (b) above) the Term AA Advances, which are due and payable will not be entitled to principal repayments until the relevant circumstance as described above has been cured or otherwise ceases to exist or no Term AAA Advances remain outstanding.

1.4 If the aggregate Outstanding Principal Balance of Loans in the Mortgages Trust, in respect of which the aggregate amount in arrear is more than three times the monthly payment then due, is more than 5 per cent. of the aggregate Outstanding Principal Balance of Loans in the Mortgages Trust, then the Term BBB Advances, the Term A Advances and the Term AA Advances will not be entitled to principal repayments until that circumstance has been cured or otherwise ceases to exist or no Term AAA Advances remain outstanding.

1.5 The principles set out in this Clause 1 shall prevail except to the extent that they are subject to the exceptions set out in Clauses 2 and 3 below.

2.    Application  of  Funding  Available   Principal  Receipts  during  a  Cash
      Accumulation Period or a Scheduled Amortisation Period

      Subject to Clauses 1.1(a), 1.1(b) and 1.1(c) above and Clause 3 below, on and from the commencement of a Cash Accumulation Period or a Scheduled Amortisation Period (but prior to the occurrence of a Trigger Event or enforcement of the Funding Security), Funding Available Principal Receipts (except to the extent required to make payment in respect of any other Bullet Term Advance or, in the case of the Eighth Issuer Series 1 Term AAA Advance, a Quarterly Cash Amount or any Scheduled Amortisation Term Advance with a Deemed AAA Rating in each case taken into account in determining the commencement of a Cash Accumulation Period) will, on each Distribution Date and, if payments under Clause 3 below are made, on each Interest Payment Date, be deposited in the Funding GIC Account and the amount of such deposits will be recorded on the Cash Accumulation Ledger until the relevant Bullet Amount due in respect of the relevant Bullet Term Advance, or, in the case of the Eighth Issuer Series 1 Term AAA Advance, the applicable Quarterly Cash Amount has been saved by Funding or, as the case may be, until the relevant Scheduled Amortisation Amount has been saved by Funding.

      Accordingly, during a Cash Accumulation Period, no payments will be made in respect of any Payable Pass Through Term Advances or Payable Scheduled Amortisation Term Advances under an Intercompany Loan Agreement (unless that Scheduled Amortisation Term Advance has a Deemed AAA Rating (in which case sub-clauses 1.2 and 1.3 above will apply) and a Scheduled Repayment Date thereof falls during the Cash Accumulation Period), except as provided in Clause 3 below.

3. Application of Funding Available Principal Receipts to pay Pass Through Term Advances

3.1 If amounts are due and payable in respect of any Pass Through Term Advances (the "Payable Pass Through Advances"), then, subject to sub-clauses 1.3 and 1.4 above, on each Interest Payment Date prior to the occurrence of a Trigger Event or enforcement of the Funding Security, Funding or the Cash Manager on its behalf will apply any amounts available to pay any Pass Through Term Advances to repay each outstanding Payable Pass Through Term Advance (whether or not a Cash Accumulation Period has commenced under a different Intercompany Loan) in the proportion which the Outstanding Principal Balance of the Intercompany Loan under which such Payable Pass Through term Advance arises bears to the aggregate
      Outstanding Principal Balance of all Intercompany Loans. Any remaining amounts shall continue to be reapplied in accordance with such proportion until all Outstanding Payable Pass Through Terms Advances have been repaid in full.

3.2 If however, any amounts remain after the application of the provisions in Clauses 1 and 2 and sub-clause 3.1 above, such amounts shall be paid into the Cash Accumulation Ledger of any Bullet Term Advances or, in the case of the Eighth Issuer Series 1 Term AAA Advance, any Quarterly Cash Amounts in respect of which a Cash Accumulation Period has commenced or if none, (or if the relevant Bullet Term Advance or, in the case of the Eighth Issuer Series 1 Term AAA Advance, any applicable Quarterly Cash Amount has been fully accumulated for), then such remainder shall be credited to the Funding Principal Ledger.

4.    Application  of  Funding  Available   Principal   Receipts  following  the
      occurrence of a Non-Asset Trigger Event

      On and from the Interest Payment Date following the occurrence of a Non-Asset Trigger Event but prior to enforcement of the Funding Security, Funding shall (subject to making the payments described in Clauses 1.1(a), 1.1(b) and 1.1(c) above) repay the First Issuer, the Second Issuer, the Third Issuer, the Fourth Issuer, the Fifth Issuer, the Sixth Issuer, the Seventh Issuer and the Eighth Issuer on each Interest Payment Date from Funding Available Principal Receipts as follows:

      (a) firstly, the Seventh Issuer Series 1 Term AAA Advance until the Seventh Issuer Series 1 Term AAA Advance is fully repaid;

      (b) secondly, the Eighth Issuer Series 1 Term AAA Advance until the Eighth Issuer Series 1 Term AAA Advance is fully repaid;

      (c) thirdly, in no order of priority between them but in proportion to the respective amounts due, the Fifth Issuer Series 2A1 Term AAA Advance and the Fifth Issuer Series 2A2 Term AAA Advance until both those Fifth Issuer Series 2 Term AAA Advances are fully repaid;

      (d) fourthly, the Third Issuer Series 2 Term AAA Advance until the Third Issuer Series 2 Term AAA Advance is fully repaid;

      (e) fifthly, the First Issuer Series 2 Term AAA Advance until the First Issuer Series 2 Term AAA Advance is fully repaid;

      (f) sixthly, the Seventh Issuer Series 2 Term AAA Advance until the Seventh Issuer Series 2 Term AAA Advance is fully repaid;

      (g) seventhly, the Eighth Issuer Series 2 Term AAA Advance until the Eighth Issuer Series 2 Term AAA Advance is fully repaid;

      (h) eighthly, the Sixth Issuer Series 2 Term AAA Advance until the Sixth Issuer Series 2 Term AAA Advance is fully repaid;

      (i) ninethly, the Fourth Issuer Series 2 Term AAA Advance until the Fourth Issuer Series 2 Term AAA Advance is fully repaid;

      (j) tenthly, the Fifth Issuer Series 3A1 Term AAA Advance until the Fifth Issuer Series 3A1 Term AAA Advance is fully repaid;

      (k) eleventhly, in no order of priority between them but in proportion to the respective amounts due to the Fourth Issuer Series 4 Term AAA Advance, the Sixth Issuer Series 3 Term AAA Advance and the Sixth Issuer Series 4 Term AAA Advances until all those Term AAA Advances are fully repaid;

      (l) twelfthly, the First Issuer Series 3 Term AAA Advance until the First Issuer Series 3 Term AAA Advance is fully repaid;

      (m) thirteenthly, the First Issuer Series 4 Term AAA Advance until the First Issuer Series 4 Term AAA Advance is fully repaid;

      (n) fourteenthly, the Fourth Issuer Series 1 Term AAA Advance until the Fourth Issuer Series 1 Term AAA Advance is fully repaid;

      (o) fifteenthly, the Second Issuer Series 2 Term AAA Advance until the Second Issuer Series 2 Term AAA Advance is fully repaid;

      (p) sixteenthly, the Eighth Issuer Series 3 Term AAA Advance until the Eighth Issuer Series 3 Term AAA Advance is fully repaid;

      (q) seventeenthly, the Seventh Issuer Series 3 Term AAA Advance until the Seventh Issuer Series 3 Term AAA Advance is fully repaid;

      (r) eighteenthly, the Second Issuer Series 3 Term AAA Advance until the Second Issuer Series 3 Term AAA Advance is fully repaid;

      (s) nineteenthly, in no order of priority between them but in proportion to the respective amounts due, the Second Issuer Series 4 Term AAA Advance, the Third Issuer Series 3 Term AAA Advance, the Fourth Issuer Series 3 Term AAA Advance, the Fifth Issuer Series 3A2 Term AAA Advance, the Sixth Issuer Series 5 Term AAA Advance, the Seventh Issuer Series 4 Term AAA Advance and the Eighth Issuer Series 4 Term AAA Advance until all of the Issuer Term AAA Advances are fully repaid;

      (t) twentiethly, pro rata and pari passu (according to the respective amounts outstanding of the Term AA Advances), the First Issuer Term AA Advances, the Second Issuer Term AA Advances, the Third Issuer Term AA Advances, the Fourth Issuer Term AA Advances, the Fifth Issuer Term AA Advances, the Sixth Issuer Term AA Advances, the Seventh Issuer Term AA Advances and the Eighth Issuer Term AA Advances until all the Term AA Advances are fully repaid;

      (u) twenty-firstly, pro rata and pari passu (according to the respective amounts outstanding of the Term A Advances), the Seventh Issuer Term A Advances until all the Term A Advances are fully repaid; and

      (v) twenty-secondly, pro rata and pari passu (according to the respective amounts outstanding of the Term BBB Advances), the First Issuer Term BBB Advances, the Second Issuer Term BBB Advances, the Third Issuer Term BBB Advances, the Fourth Issuer Term BBB Advances, the Fifth Issuer Term BBB Advances, the Sixth

            Issuer Term BBB Advances and the Eighth Issuer Term BBB Advances until all the Term BBB Advances are fully repaid.

5.    Application  of  Funding  Available   Principal   Receipts  following  the
      occurrence of an Asset Trigger Event

      Following the occurrence of an Asset Trigger Event but prior to enforcement of the Funding Security, Funding shall (subject to making the payments described in Clauses 1.1(a), 1.1(b) and 1.1(c) above) repay the First Issuer, the Second Issuer, the Third Issuer, the Fourth Issuer, the Fifth Issuer, the Sixth Issuer, the Seventh Issuer and the Eighth Issuer on each Interest Payment Date from Funding Available Principal Receipts:

      (a) firstly, pro rata and pari passu (according to the respective amounts outstanding of each Term AAA Advance) the First Issuer Term AAA Advances, the Second Issuer Term AAA Advances, the Third Issuer Term AAA Advances, the Fourth Issuer Term AAA Advances, the Fifth Issuer Term AAA Advances, the Sixth Issuer Term AAA Advances, the Seventh Issuer Term AAA Advances and the Eighth Issuer Term AAA Advances until all the Term AAA Advances are fully repaid;

      (b) secondly, pro rata and pari passu (according to the respective amounts outstanding of each Term AA Advance) the First Issuer Term AA Advances, the Second Issuer Term AA Advances, the Third Issuer Term AA Advances, the Fourth Issuer Term AA Advances, the Fifth Issuer Term AA Advances, the Sixth Issuer Term AA Advances, the Seventh Issuer Term AA Advances and the Eighth Issuer Term AA Advances until all the Term AA Advances are fully repaid;

      (c) thirdly, pro rata and pari passu (according to the respective amounts outstanding of each Term A Advance) the Seventh Issuer Term A Advances;

      (d) fourthly, pro rata and pari passu (according to the respective amounts outstanding of each Term BBB Advance) the First Issuer Term BBB Advances, the Second Issuer Term BBB Advances, the Third Issuer Term BBB Advances, the Fourth Issuer Term BBB Advances, the Fifth Issuer Term BBB Advances, the Sixth Issuer Term BBB Advances and the Eighth Issuer Term BBB Advances until all the Term BBB Advances are fully repaid.

6. Effect on Bullet Term Advances and Scheduled Amortisation Term Advances when a Trigger Event occurs or when the Issuer Security is enforced

6.1 If a Trigger Event occurs then (i) the Scheduled Repayment Dates of the Bullet Term Advances and the Scheduled Amortisation Term Advances made under each Intercompany Loan Agreement will cease to apply and each such Term Advance shall be repaid, subject to the terms of this Schedule 3, on each Interest Payment Date to the extent of Funding Available Principal Receipts therefor and (ii) all Bullet Term Advances and Scheduled Amortisation Term Advances made under the Intercompany Loan Agreements will be deemed to be Payable Pass Through Term Advances.

6.2 If the First Issuer Security is enforced under the First Issuer Deed of Charge and/or the Second Issuer Security is enforced under the Second Issuer Deed of Charge and/or the Third Issuer Security is enforced under the Third Issuer Deed of Charge and/or the Fourth Issuer Security is enforced under the Fourth Issuer Deed of Charge and/or the Fifth Issuer Security is enforced under the Fifth Issuer Deed of Charge and/or the Sixth Issuer Security is enforced under the Sixth Issuer Deed of Charge and/or the Seventh Issuer Security is enforced under the Seventh Issuer Deed of Charge and/or the Eighth Issuer Security is enforced under the Eighth Issuer Deed of Charge, then (as applicable) (i) the Scheduled Repayment Dates of any outstanding Bullet Term Advances and any Scheduled Amortisation Term Advances made under, as the case may be, the First Issuer Intercompany Loan Agreement and/or the Second Issuer Intercompany Loan Agreement and/or the Third Issuer Intercompany Loan Agreement and/or the Fourth Issuer Intercompany Loan Agreement and/or the Fifth Issuer Intercompany Loan Agreement and/or the Sixth Issuer Intercompany Loan Agreement and/or the Seventh Issuer Intercompany Loan Agreement and/or the Eighth Issuer Intercompany Loan Agreement will cease to apply and each such Term Advance shall be repaid, subject to the terms of this Schedule 3, on each Interest Payment Date to the extent of Funding Available Principal Receipts therefore and (ii) all Bullet Term Advances and any Scheduled Amortisation Term Advances made under, as the case may be, the First Issuer Intercompany Loan Agreement and/or the Second Issuer Intercompany Loan Agreement and/or the Third Issuer Intercompany Loan Agreement and/or the Fourth Issuer Intercompany Loan Agreement and/or the Fifth Issuer Intercompany Loan Agreement and/or the Sixth Issuer Intercompany Loan Agreement and/or the Seventh Issuer Intercompany Loan Agreement and/or the Eighth Issuer Intercompany Loan Agreement will be deemed to be Payable Pass Through Term Advances.

7. Repayment of Term Advances when Funding receives the amount outstanding under an Intercompany Loan

      If Funding receives a payment from the Seller in the circumstances set out in Clause 6 of the Mortgages Trust Deed or the proceeds of a New Intercompany Loan which are to be used to refinance another Intercompany Loan (such payment by the Seller or such proceeds being a Full Repayment Amount), then Funding will not apply the Full Repayment Amount as described in paragraphs 1 to 6 above. Instead, Funding will apply the Full Repayment Amount to repay the relevant Intercompany Loan and, further, if at any time only one Intercompany Loan is outstanding, then Funding will apply the Full Repayment Amount first to repay amounts due to the Funding Liquidity Facility Provider under the Funding Liquidity Facility to the extent only that amounts were drawn thereunder in order to repay the principal amounts of any Bullet Term Advances made under any of the Intercompany Loans and the remainder shall be applied to repay the relevant Intercompany Loan.

                                     PART 3

                  FUNDING POST-ENFORCEMENT PRIORITY OF PAYMENTS

All the monies received or recovered by the Security Trustee (or a Receiver appointed on its behalf) following service of an Intercompany Loan Enforcement Notice shall be applied (save to the extent required otherwise by law) on each Interest Payment Date (except for amounts due to the Account Bank under item (c) below, which will be paid when due) in the following order of priority (and to the extent that payments or provisions of a higher priority have been made in full):

(a) firstly, in or towards satisfaction, pro rata and pari passu according to the respective amounts thereof, of:

      (i) any remuneration then due and payable to the Security Trustee and any Receiver appointed by the Security Trustee and any other amounts due or to become due in the immediately succeeding Interest Period to the Security Trustee and the Receiver under the provisions of the Funding Deed of Charge together with interest and any amounts in respect of VAT thereon as provided therein;

      (ii) any amounts due to the First Issuer in respect of its obligations specified in items (a) to (c) of the First Issuer Post-Enforcement Priority of Payments;

      (iii) any amounts due to the Second Issuer in respect of its obligations specified in items (a) to (c) of the Second Issuer Post-Enforcement Priority of Payments;

      (iv) any amounts due to the Third Issuer in respect of its obligations specified in items (a) to (c) of the Third Issuer Post-Enforcement Priority of Payments;

      (v) any amounts due to the Fourth Issuer in respect of its obligations specified in items (a) to (c) of the Fourth Issuer Post-Enforcement Priority of Payments;

      (vi) any amounts due to the Fifth Issuer in respect of its obligations specified in items (a) to (c) of the Fifth Issuer Post-Enforcement Priority of Payments;

      (vii) any amounts due to the Sixth Issuer in respect of its obligations specified in items (a) to (c) of the Sixth Issuer Post-Enforcement Priority of Payments;

     (viii) any amounts due to the Seventh Issuer in respect of its  obligations
            specified   in   items   (a)   and   (b)  of  the   Seventh   Issuer
            Post-Enforcement Priority of Payments; and

      (ix) any amounts due to the Eighth Issuer in respect of its obligations specified in items (a) and (b) of the Eighth Issuer Post-Enforcement Priority of Payments;

(b) secondly, in or towards satisfaction of any remuneration then due and payable to the Cash Manager and any costs, charges, liabilities and expenses then due or to become due and payable in the immediately succeeding Interest Period to the Cash Manager under the provisions of the Cash Management Agreement, together with any amounts in respect of VAT thereon as provided therein;

(c) thirdly, in or towards satisfaction pro rata and pari passu of any amounts due to the Account Bank (including costs) pursuant to the terms of the Bank Account Agreement and the Corporate Services Provider pursuant to the Corporate Services Agreement;

(d)   fourthly,  in or  towards  satisfaction  pro rata and pari  passu of those amounts due and payable (if any) by Funding to (i) the Funding Swap Provider pursuant to the Funding Swap Agreement (except for any termination payments due and payable by Funding under the Funding Swap Agreement following a Funding Swap Provider Default) and (ii) the Funding Liquidity Facility Provider under the Funding Liquidity Facility Agreement (except for any Funding Liquidity Subordinated Amounts);

(e) fifthly, to pay pro rata and pari passu (according to the respective amount of each Term AAA Advance outstanding), interest and principal due and payable on the First Issuer Term AAA Advances, the Second Issuer Term AAA Advances, the Third Issuer Term AAA Advances, the Fourth Issuer Term AAA Advances, the Fifth Issuer Term AAA Advances, the Sixth Issuer Term AAA Advances, the Seventh Issuer Term AAA Advances and the Eighth Issuer Term AAA Advances;

(f) sixthly, to pay pro rata and pari passu (according to the respective amount of each Term AA Advance outstanding), interest and principal due and payable on the First Issuer Term AA Advances, the Second Issuer Term AA Advances, the Third Issuer Term AA Advances, the Fourth Issuer Term AA Advances, the Fifth Issuer Term AA Advances, the Sixth Issuer Term AA Advances, the Seventh Issuer Term AA Advances and the Eighth Issuer Term AA Advances;

(g) seventhly, to pay pro rata and pari passu (according to the respective amount of each Term A Advance outstanding), interest and principal due and payable on the Seventh Issuer Term A Advances;

(h) eighthly, to pay pro rata and pari passu (according to the respective amount of each Term BBB Advance outstanding), interest and principal due and payable on the First Issuer Term BBB Advances, the Second Issuer Term BBB Advances, the Third Issuer Term BBB Advances, the Fourth Issuer Term BBB Advances, the Fifth Issuer Term BBB Advances the Sixth Issuer Term BBB Advances and the Eighth Issuer Term BBB Advances;

(i) ninthly, to pay pro rata and pari passu according to the respective amounts outstanding thereof:

      (i) amounts due to the First Issuer in respect of the First Issuer's obligation (if any) to make a termination payment to any First Issuer Swap Provider (but excluding any termination payment due to a First Issuer Swap Provider as a result of a First Issuer Swap Provider Default);

      (ii) amounts due to the Second Issuer in respect of the Second Issuer's obligation (if any) to make a termination payment to any Second Issuer Swap Provider (but excluding any termination payment due to a Second Issuer Swap Provider as a result of a Second Issuer Swap Provider Default);

      (iii) amounts due to the Third Issuer in respect of the Third Issuer's obligation (if any) to make a termination payment to any Third Issuer Swap Provider (but excluding any termination payment due to a Third Issuer Swap Provider as a result of a Third Issuer Swap Provider Default);

      (iv) amounts due to the Fourth Issuer in respect of the Fourth Issuer's obligation (if any) to make a termination payment to any Fourth Issuer Swap Provider (but excluding any termination payment due to a Fourth Issuer Swap Provider as a result of a Fourth Issuer Swap Provider Default);

      (v) amounts due to the Fifth Issuer in respect of the Fifth Issuer's obligation (if any) to make a termination payment to any Fifth Issuer Swap Provider (but excluding any termination payment due to a Fifth Issuer Swap Provider as a result of a Fifth Issuer Swap Provider Default);

      (vi) amounts due to the Sixth Issuer in respect of the Sixth Issuer's obligation (if any) to make a termination payment to any Sixth Issuer Swap Provider (but excluding any termination payment due to a Sixth Issuer Swap Provider as a result of a Sixth Issuer Swap Provider Default);

      (vii) amounts due to the Seventh Issuer in respect of the Seventh Issuer's obligation (if any) to make a termination payment to any Seventh Issuer Swap Provider (but excluding any termination payment due to a Seventh Issuer Swap Provider as a result of a Seventh Issuer Swap Provider Default); and

     (viii) amounts due to the Eighth Issuer in respect of the Eighth Issuer's obligation (if any) to make a termination payment to any Eighth Issuer Swap Provider (but excluding any termination payment due to a Eighth Issuer Swap Provider as a result of a Eighth Issuer Swap Provider Default);

(j) tenthly, to pay interest and principal due and payable on the Fourth Issuer Term BB Advance;

(k) eleventhly, to pay pro rata and pari passu according to the respective amounts outstanding thereof:

      (i) any amounts due to the First Issuer in respect of the First Issuer's obligations specified in items (g), (h), (i) and (j) of the First Issuer Post-Enforcement Priority of Payments;

      (ii) any amounts due to the Second Issuer in respect of the Second Issuer's obligations specified in items (g), (h), (i) and (j) of the Second Issuer Post-Enforcement Priority of Payments;

      (iii) any amounts due to the Third Issuer in respect of the Third Issuer's obligations specified in items (g), (h), (i) and (j) of the Third Issuer Post-Enforcement Priority of Payments;

      (iv) any amounts due to the Fourth Issuer in respect of the Fourth Issuer's obligations specified in items (h), (i), (j) and (k) of the Fourth Issuer Post-Enforcement Priority of Payments;

      (v) any amounts due to the Fifth Issuer in respect of the Fifth Issuer's obligations specified in items (g), (h), (i) and (j) of the Fifth Issuer Post-Enforcement Priority of Payments;

      (vi) any amounts due to the Sixth Issuer in respect of the Sixth Issuer's obligations specified in items (g), (h), (i) and (j) of the Sixth Issuer Post-Enforcement Priority of Payments;

      (vii) any amounts due to the Seventh Issuer in respect of the Seventh Issuer's obligations specified in items (f) and (g) of the Seventh Issuer Post Enforcement Priority of Payments;

     (viii) any amounts due to the Eighth Issuer in respect of the Eighth Issuer's obligations specified in items [(g), (h), (i) and (j)] of the Eighth Issuer Post Enforcement Priority of Payments;

      (ix) any other amounts due to the First Issuer in respect of any other obligation of Funding under the First Issuer Intercompany Loan Agreement and not otherwise provided for earlier in this order of priority of payments;

      (x) any other amounts due to the Second Issuer in respect of any other obligation of Funding under the Second Issuer Intercompany Loan Agreement and not otherwise provided for earlier in this order of priority of payments;

      (xi) any other amounts due to the Third Issuer in respect of any other obligation of Funding under the Third Issuer Intercompany Loan Agreement and not otherwise provided for earlier in this order of priority of payments;

      (xii) any other amounts due to the Fourth Issuer in respect of any other obligation of Funding under the Fourth Issuer Intercompany Loan Agreement and not otherwise provided for earlier in this order of priority of payments;

     (xiii) any other amounts due to the Fifth Issuer in respect of any other obligation of Funding under the Fifth Issuer Intercompany Loan Agreement and not otherwise provided for earlier in this order of priority of payments;

      (xiv) any other amounts due to the Sixth Issuer in respect of any other obligation of Funding under the Sixth Issuer Intercompany Loan Agreement and not otherwise provided for earlier in this order of priority of payments;

      (xv) any other amounts due to the Seventh Issuer in respect of any other obligation of Funding under the Seventh Issuer Intercompany Loan Agreement and not otherwise provided for earlier in this order of priority of payments;

      (xvi) any other amounts due to the Eighth Issuer in respect of any other obligation of Funding under the Eighth Issuer Intercompany Loan Agreement and not otherwise provided for earlier in this order of priority of payments;

     (xvii) after the occurrence of a Funding Swap Provider Default, to the Funding Swap Provider in respect of any termination payment due and payable by Funding under the Funding Swap Agreement; and

    (xviii) the  Funding  Liquidity  Facility  Provider  in  respect  of Funding
            Liquidity Subordinated Amounts;

(l) twelfthly, to pay any amounts due to the First Start-up Loan Provider, the Second Start-up Loan Provider, the Third Start-up Loan Provider, the Fourth Start-up Loan Provider, the Fifth Start-up Loan Provider, the Sixth Start-up Loan Provider the Seventh Start-up Loan Provider and the Eighth Start-up Loan Provider under the Start-up Loan Agreements;

(m)   thirteenthly, to pay any Postponed Deferred Consideration; and

(n) fourteenthly, to pay any Deferred Consideration other than that referred to in item (m) above.

[Any amount of collateral provided to Funding by the Funding swap provider shall not be applied in accordance with the above priority of payments, except to the extent that, following the early termination of the Funding swap, the value of the collateral is applied against an amount equal to the termination amount that would have been payable by the Funding swap provider had the collateral not been provided except that such funds will not be applied in accordance with the above priority of payments if such amounts are applied by Funding towards the costs of entering into a replacement swap.]